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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             George S. Shively, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4435

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD OPPORTUNITIES FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President



                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD OPPORTUNITIES FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       22
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              27
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        37
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       37



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (800-624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/14/07)
---------------------------------------------------------
With sales charges          8.88%    40.79%      13.33%
Excluding sales charges    14.01     47.42       15.55




                                                            (With sales charges)


(PERFORMANCE GRAPH)

                                      BANK OF
                                  AMERICA MERRILL
                                     LYNCH U.S.
              MAINSTAY 130/30        HIGH YIELD
                 HIGH YIELD          MASTER II
                    FUND         CONSTRAINED INDEX
              ---------------    -----------------
12/14/07            9550               10000
                    9639               10102
                    9134                8688
4/30/10            13466               12528



CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/14/07)
---------------------------------------------------------
With sales charges          8.98%    41.04%      13.48%
Excluding sales charges    14.12     47.68       15.70




                                                            (With sales charges)


(PERFORMANCE GRAPH)

                                                 BANK OF
                                             AMERICA MERRILL
                                                LYNCH U.S.
                         MAINSTAY 130/30        HIGH YIELD
                            HIGH YIELD          MASTER II
                               FUND         CONSTRAINED INDEX
                         ---------------    -----------------
12/14/07                      23875               25000
                              24049               25254
                              22869               21719
4/30/10                       33774               31320




CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                                                  SINCE
AVERAGE ANNUAL               SIX       ONE      INCEPTION
TOTAL RETURNS              MONTHS     YEAR     (12/14/07)
---------------------------------------------------------
With sales charges         12.64%    45.33%      14.68%
Excluding sales charges    13.64     46.33       14.68




                                                            (With sales charges)


(PERFORMANCE GRAPH)

                                            BANK OF
                                        AMERICA MERRILL
                                           LYNCH U.S.
                    MAINSTAY 130/30        HIGH YIELD
                       HIGH YIELD          MASTER II
                          FUND         CONSTRAINED INDEX
                    ---------------    -----------------
12/14/07                 10000               10000
                         10071               10102
                          9465                8688
4/30/10                  13851               12528







1. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                                                     SINCE
AVERAGE ANNUAL                  SIX       ONE      INCEPTION
TOTAL RETURNS                 MONTHS     YEAR     (12/14/07)
------------------------------------------------------------
                              14.23%    48.07%      15.98%







(PERFORMANCE GRAPH)

                                  MERRILL LYNCH
                                    U.S. HIGH
              MAINSTAY 130/30     YIELD MASTER
                 HIGH YIELD      II CONSTRAINED
                    FUND              INDEX
              ---------------    --------------
12/14/07           10000              10000
                   10100              10102
                    9608               8688
4/30/10            14227              12528




                            BENCHMARK PERFORMANCE                                 SIX       ONE       SINCE
                                                                                MONTHS     YEAR     INCEPTION
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index(3)    11.59%    44.21%      9.94%
Average Lipper high current yield fund(4)                                       10.79     37.76       5.85





   Unadjusted, the performance shown for Investor Class shares might have been lower.
3. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2.00% benchmark exposure. Total returns assume reinvestment of all dividends and capital gains. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay High Yield Opportunities Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD OPPORTUNITIES FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,140.10        $11.36         $1,014.20         $10.69
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,141.20        $10.94         $1,014.60         $10.29
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,136.40        $15.31         $1,010.50         $14.41
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,142.30        $ 9.61         $1,015.80         $ 9.05
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.14% for Investor Class, 2.06% for Class A, 2.89% for Class C and 1.81% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 59.5
Foreign Bonds                                   11.4
Short-Term Investment                           11.3
Yankee Bonds                                     7.0
Loan Assignments & Participations                5.2
Asset-Backed Securities                          4.7
Other Assets, Less Liabilities                   3.0
Convertible Preferred Stock                      2.4
Mortgage-Backed Securities                       2.3
Common Stocks                                    1.8
Convertible Bonds                                0.3
Rights                                          0.21
Investments Sold Short                          (9.1)




 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  American International Group, Inc., 5.75%-8.625%, due
        5/22/38-5/22/68
    2.  CIT Group, Inc. 7.00%, due 5/1/13-5/1/17
    3.  Ford Motor Co. Capital Trust II, 6.50%
    4.  General Motors Corp., 7.375%-9.40%, due 3/1/21-5/23/48
    5.  Freescale Semiconductor, Inc., 9.25%, due 4/15/18
    6.  Harrah's Operating Co., Inc., 6.50%-12.75%, due
        2/1/16-12/15/18
    7.  GMAC LLC, 7.00%-8.00%, due 2/1/12-11/1/31
    8.  American Airlines Pass-Through Trust, 6.977%-7.379%, due
        5/23/16-11/23/22
    9.  American Real Estate Partners, L.P./American Real Estate
        Finance Corp., 4.00%-7.75%, due 8/15/13-1/1516
   10.  Energy Future Holdings Corp., 12.00%, due 11/1/17




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2010

    1.  United States Treasury Note, 3.50%, due 2/15/18
    2.  Nordstrom, Inc., 6.25%, due 1/15/18
    3.  SunTrust Bank, 7.25%, due 3/15/18
    4.  Levi Strauss & Co., 9.75%, due 1/15/15
    5.  Smurfit-Stone Container Enterprises, Inc., 8.00%, due
        3/15/17





8    MainStay High Yield Opportunities Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAN ROBERTS, PHD, LOUIS N. COHEN, CFA, MICHAEL KIMBLE, CFA, AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD OPPORTUNITIES FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 14.01% for Investor Class shares, 14.12% for Class A shares and 13.64% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 14.23%. All share classes outperformed the 10.79% return of the average Lipper(1) high current yield fund and the 11.59% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index(2) for the six months ended April 30, 2010. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WERE THERE ANY CHANGES TO THE FUND DURING THE REPORTING PERIOD?

Effective February 26, 2010, MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund. Effective on the same date, the Fund also changed its principal investment strategy and investment process as outlined in a December 16, 2009, supplement to the Fund's Prospectus and as reflected in the Fund's Prospectus dated February 26, 2010.

WHAT FACTORS INFLUENCED THE HIGH-YIELD CORPORATE BOND MARKET AS A WHOLE DURING THE REPORTING PERIOD?

The efforts of global central banks to keep interest rates low continued to push investors to increase their risk appetite for higher yields. The high-yield corporate market, as measured by the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, returned 11.59% for the six months ended April 30, 2010. Consistent with most market rallies, higher-risk assets tended to outperform, and CCC-rated securities(3) outpaced the broad high-yield market, gaining 20.27% during the reporting period. As investment-grade buyers reached for yield, however, they migrated to crossover credits (bonds rated investment grade by one rating agency and speculative grade by another). As a somewhat counterintuitive result, bonds rated BB (which returned 9.77%) outpaced bonds rated B (which were lower-quality bonds but returned 8.57%).

High-yield spreads(4) tightened 199 basis points during the six month reporting period. (A basis point is one-hundredth of a percentage point.) Supply and demand were both strong, as new issuance was at a historically high level and inflows into retail high-yield mutual funds were significant. According to Moody's Investor Services, high-yield bond defaults continued to decline and the trailing 12-month default rate may decline to 3% by the end of the year in the United States.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We believe that the Fund's performance relative to its peers and benchmark resulted from our efforts to increase the Fund's beta(5) to be closer to--and eventually exceed--that of the high-yield market. We started this process over 18 months ago, and it was evidenced in the performance of the Fund during the six months ended April 30, 2010. We achieved this by holding bonds that were less defensive in nature and by increasing the Fund's exposure to cyclicals and the financial sector, specifically banking.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.


                                                    mainstayinvestments.com    9

WHAT FACTORS PROMPTED YOU TO MAKE SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

We judged the Federal Reserve's accommodative monetary policy to be an indication that the rally in the overall high-yield market would continue. However, we stopped trying to increase the Fund's beta and maintained our positioning as the economy continued to recover. Should interest rates rise and high-yield spreads tighten further, a more defensive positioning may become appropriate.

DURING THE REPORTING PERIOD, WHICH FUND POSITIONS WERE THE STRONGEST CONTRIBUTORS TO ABSOLUTE PERFORMANCE AND WHICH POSITIONS WERE PARTICULARLY WEAK?

On an absolute basis, the issuers in the Fund that were the largest positive contributors to performance were General Motors, Ford Motor and CIT Group. Automakers have seen a recovery and General Motors has reorganized through bankruptcy. We currently hold General Motors securities that will convert into equity when the company emerges from bankruptcy, which is expected to occur later this year. Ford has experienced a significant operational rebound and, at the end of 2009, reported its first annual profit in four years. Financial company CIT Group reorganized through bankruptcy with a lower debt load at the end of 2009.

The largest detractors were financial company Renaissance Home Equity, building materials company U.S. Concrete and real estate investment trust Prologis. U.S. Concrete recently filed for bankruptcy. The company has been under pressure from a significant drop in demand and revenues because of reduced building activity.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The most significant purchases during the reporting period were Ford Motor, semiconductor firm Freescale Semiconductor and insurance company American International Group (AIG). We swapped some Ford Motor bonds for a Ford Motor convertible bond that we felt represented a better risk-reward opportunity. We purchased AIG as part of our effort to increase the Fund's exposure to the financial sector. Freescale Semiconductor is benefiting from the cyclical recovery.

During the reporting period, the Fund's largest sales included positions in mining company Teck Resources, Ford Motor and casino operator Harrah's. As discussed in the previous paragraph, we sold part of the Fund's position in Ford Motor bonds to swap into other bonds within the same company that we felt would offer a better risk-reward opportunity. Teck Resources was upgraded to investment-grade status and was trading at very tight spreads. The sale of Harrah's bonds during the period was the result of ending a capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund owned certain bonds from Harrah's (long) and sold other bonds short from the same company. This strategy tries to capitalize on the price discrepancy of bonds relative to each other within the same company.

HOW DID THE FUND'S WEIGHTINGS RELATIVE TO THE BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in the auto, banking and life insurance sectors. With a positive expectation for the economy and improving fundamentals, we increased the Fund's exposure to cyclicals. Auto-related companies have seen a direct impact from the economy's revival, and banks are realizing gains from the steep yield curve and an improving economy.

The three largest weighting decreases relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in metals & mining, health services and support-services. We reduced holdings in defensive sectors like these as part of our earlier effort to increase the Fund's beta.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most significant overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in banking, airlines and automakers. We favored historically cyclical sectors as a result of our positive outlook for the economy and the high-yield market. We also favored financials--and specifically banks--in light of the governmental support that they have received and the steepness of the yield curve, which is conducive to earnings for banks in general. These overweight positions were beneficial to the Fund's performance.

As of the same date, the Fund's most significant underweight positions relative to the benchmark were in telecommunications (integrated companies), energy (exploration and production) and health facilities. As mentioned, we reduced the Fund's exposure to defensive sectors to increase the beta of the portfolio. These underweight positions were positive contributors to the Fund's performance relative to the benchmark.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay High Yield Opportunities Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2010 UNAUDITED


                                        PRINCIPAL
                                           AMOUNT         VALUE
LONG-TERM BONDS 90.4%+
ASSET-BACKED SECURITIES 4.7%
---------------------------------------------------------------

AIRLINES 1.9%
V  American Airlines
  Pass-Through Trust
  Series 2001-1, Class
  A1
  6.977%, due 11/23/22                $ 2,002,912  $  1,662,418
  Series 2001-1, Class C
  7.379%, due 5/23/16                     637,629       599,371
Continental Airlines,
  Inc.
  Series 2004-ERJ1,
  Class A
  9.558%, due 3/1/21                    2,182,175     2,056,700
United Air Lines, Inc.
  Series 2009-2, Class A
  9.75%, due 1/15/17                    1,505,000     1,647,975
                                                   ------------
                                                      5,966,464
                                                   ------------

HOME EQUITY 2.1%
Equifirst Loan
  Securitization Trust
  Series 2007-1, Class
  A2A
  0.323%, due 4/25/37
  (a)                                     395,617       367,760
GSAA Home Equity Trust
  Series 2006-14, Class
  A1
  0.313%, due 9/25/36
  (a)                                     622,627       328,661
  Series 2006-18, Class
  AV1
  0.333%, due 11/25/36
  (a)                                     478,120       459,614
  Series 2007-5, Class
  2A1A
  0.386%, due 5/25/37
  (a)                                     993,158       668,602
Home Equity Loan Trust
  Series 2007-FRE1,
  Class 2AV1
  0.393%, due 4/25/37
  (a)                                   1,131,210       895,037
HSI Asset Securitization
  Corp. Trust Series
  2006-HE2, Class 2A1
  0.313%, due 12/25/36
  (a)                                     928,398       720,511
Morgan Stanley ABS
  Capital I, Inc.
  Series 2006-HE8, Class
  A2B
  0.363%, due 10/25/36
  (a)                                     490,000       396,068
Renaissance Home Equity
  Loan Trust Series
  2007-2, Class AF1
  5.893%, due 6/25/37
  (a)                                   3,620,847     2,836,735
                                                   ------------
                                                      6,672,988
                                                   ------------

STUDENT LOANS ABS 0.7%
Keycorp Student Loan
  Trust Series 2000-A,
  Class A2
  0.572%, due 5/25/29
  (a)(b)                                1,771,290     1,514,453
Rutland Rated
  Investments
  Series DRYD-1A, Class
  A1AL
  0.621%, due 6/20/13
  (a)(b)(c)(d)                            750,000       643,350
                                                   ------------
                                                      2,157,803
                                                   ------------
Total Asset-Backed
  Securities
  (Cost $13,917,755)                                 14,797,255
                                                   ------------


CONVERTIBLE BONDS 0.3%
---------------------------------------------------------------

HOLDING COMPANY--DIVERSIFIED 0.3%
V  American Real Estate
  Partners,
  L.P./American Real
  Estate Finance Corp.
  4.00%, due 8/15/13
  (a)(c)                                  830,000       728,325
Icahn Enterprises, L.P.
  4.00%, due 8/15/13 (a)                  295,000       258,863
                                                   ------------
                                                        987,188
                                                   ------------
Total Convertible Bonds
  (Cost $918,270)                                       987,188
                                                   ------------


CORPORATE BONDS 59.5%
---------------------------------------------------------------

AEROSPACE & DEFENSE 1.4%
Alliant Techsystems,
  Inc.
  6.75%, due 4/1/16
  (e)(f)                                2,200,000     2,249,500
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15
  (e)(f)                                2,200,000     2,252,250
                                                   ------------
                                                      4,501,750
                                                   ------------

AIRLINES 2.7%
V  American Airlines
  Pass-Through Trust
  Series 2001-1, Class B
  7.377%, due 5/23/19                   2,560,085     2,176,073
Continental Airlines,
  Inc.
  7.875%, due 1/2/20                      323,803       294,660
  9.798%, due 4/1/21                    1,444,106     1,343,018
Delta Air Lines, Inc.
  12.25%, due 3/15/15
  (c)                                   3,379,000     3,649,320
Northwest Airlines, Inc.
  Series 2007-1, Class A
  7.027%, due 11/1/19                   1,006,041       977,117
                                                   ------------
                                                      8,440,188
                                                   ------------

APPAREL 0.7%
Levi Strauss & Co.
  9.75%, due 1/15/15                    2,000,000     2,102,500
                                                   ------------




+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest issuers held, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                        PRINCIPAL
                                           AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

AUTO MANUFACTURERS 3.7%
Ford Holdings LLC
  9.30%, due 3/1/30                   $ 2,475,000  $  2,524,500
Ford Motor Co.
  6.375%, due 2/1/29                      330,000       271,425
  7.125%, due 11/15/25                    330,000       287,100
  7.45%, due 7/16/31                      215,000       199,950
  7.50%, due 8/1/26                       500,000       450,000
  8.90%, due 1/15/32                      410,000       412,050
  9.98%, due 2/15/47                    2,000,000     2,080,000
V  General Motors Corp.
  7.375%, due 5/23/48
  (g)                                     350,000       124,250
  8.375%, due 7/15/33
  (g)                                  11,275,000     4,312,687
  8.80%, due 3/1/21 (g)                   488,000       174,460
  9.40%, due 7/15/21 (g)                2,000,000       710,000
                                                   ------------
                                                     11,546,422
                                                   ------------

AUTO PARTS & EQUIPMENT 0.3%
Goodyear Tire & Rubber
  Co. (The)
  10.50%, due 5/15/16                     845,000       941,119
                                                   ------------


BANKS 3.6%
BAC Capital Trust XIV
  5.63%, due 12/31/49                   1,000,000       732,500
Bank of America Corp.
  8.00%, due 12/29/49                     504,000       507,362
Capital One Capital IV
  6.745%, due 2/5/82                    2,975,000     2,647,750
Fifth Third Capital
  Trust IV
  6.50%, due 4/15/67                    2,000,000     1,710,000
SunTrust Bank
  7.25%, due 3/15/18 (e)                2,000,000     2,170,904
Wachovia Capital Trust
  III
  5.80%, due 3/29/49                    1,000,000       865,000
Wells Fargo & Co.
  7.98%, due 3/29/49 (a)                  770,000       812,350
Whitney National Bank
  5.875%, due 4/1/17                    2,000,000     1,763,016
                                                   ------------
                                                     11,208,882
                                                   ------------

BUILDING MATERIALS 1.5%
Nortek, Inc.
  11.00%, due 12/1/13                   2,018,933     2,180,448
U.S. Concrete, Inc.
  8.375%, due 4/1/14 (g)                1,645,000     1,052,800
USG Corp.
  6.30%, due 11/15/16                   1,625,000     1,503,125
                                                   ------------
                                                      4,736,373
                                                   ------------

CHEMICALS 2.0%
CF Industries, Inc.
  6.875%, due 5/1/18                    2,900,000     3,023,250
Hexion Finance Escrow
  LLC/Hexion Escrow
  Corp.
  8.875%, due 2/1/18 (c)                1,480,000     1,455,950
Hexion U.S. Finance
  Corp./Hexion Nova
  Scotia Finance ULC
  9.75%, due 11/15/14                     500,000       516,250
Innophos, Inc.
  8.875%, due 8/15/14                     820,000       844,600
Lyondell Chemical Co.
  11.00%, due 5/11/18                     266,673       284,007
                                                   ------------
                                                      6,124,057
                                                   ------------

COAL 0.7%
Arch Western Finance LLC
  6.75%, due 7/1/13
  (e)(f)                                2,260,000     2,276,950
                                                   ------------


COMMERCIAL SERVICES 2.2%
Avis Budget Car Rental
  LLC
  7.625%, due 5/15/14                   1,005,000     1,025,100
Corrections Corp. of
  America
  6.25%, due 3/15/13
  (e)(f)                                2,200,000     2,233,000
Ford Holdings, Inc.
  9.375%, due 3/1/20                      210,000       218,400
Iron Mountain, Inc.
  7.75%, due 1/15/15
  (e)(f)                                2,200,000     2,224,750
United Rentals North
  America, Inc.
  7.00%, due 2/15/14                      230,000       224,825
  9.25%, due 12/15/19                     895,000       957,650
                                                   ------------
                                                      6,883,725
                                                   ------------

COMPUTERS 0.3%
SunGard Data Systems,
  Inc.
  10.25%, due 8/15/15                   1,030,000     1,085,363
                                                   ------------



DIVERSIFIED FINANCIAL SERVICES 5.1%
V  American Real Estate
  Partners,
  L.P./American Real
  Estate Finance Corp.
  7.75%, due 1/15/16 (c)                3,600,000     3,501,000
V  CIT Group, Inc.
  7.00%, due 5/1/13                       565,961       556,764
  7.00%, due 5/1/14                       848,941       819,228
  7.00%, due 5/1/15                       848,941       809,678
  7.00%, due 5/1/16                     1,414,904     1,345,927
  7.00%, due 5/1/17                     1,980,867     1,884,300
V  GMAC LLC
  7.00%, due 2/1/12                     1,000,000     1,018,819
  8.00%, due 11/1/31                    3,645,000     3,532,599
HSBC Finance Capital
  Trust IX
  5.911%, due 11/30/35                  1,480,000     1,350,500


12    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
SLM Corp.
  8.00%, due 3/25/20                  $ 1,250,000  $  1,203,125
                                                   ------------
                                                     16,021,940
                                                   ------------

ELECTRIC 1.6%
Edison Mission Energy
  7.50%, due 6/15/13                    1,100,000       979,000
V  Energy Future
  Holdings Corp.
  12.00%, due 11/1/17
  (h)                                   5,658,782     4,102,617
                                                   ------------
                                                      5,081,617
                                                   ------------

ENTERTAINMENT 1.1%
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                     1,045,000       966,625
Mohegan Tribal Gaming
  Authority
  7.125%, due 8/15/14
  (e)                                   1,000,000       810,000
  8.00%, due 4/1/12                       200,000       190,000
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15                    1,495,000     1,438,937
                                                   ------------
                                                      3,405,562
                                                   ------------

ENVIRONMENTAL CONTROLS 0.7%
Allied Waste North
  America, Inc.
  5.75%, due 2/15/11
  (e)(f)                                2,200,000     2,276,743
                                                   ------------


FOOD 0.5%
Smithfield Foods, Inc.
  7.00%, due 8/1/11                     1,610,000     1,650,250
                                                   ------------


FOREST PRODUCTS & PAPER 0.7%
Boise Cascade LLC
  7.125%, due 10/15/14                  1,440,000     1,422,000
NewPage Corp.
  10.00%, due 5/1/12                    1,000,000       730,000
                                                   ------------
                                                      2,152,000
                                                   ------------

HEALTH CARE--PRODUCTS 0.4%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15
  (e)(f)                                1,165,000     1,230,531
                                                   ------------


HEALTH CARE--SERVICES 0.7%
HCA, Inc.
  6.50%, due 2/15/16                    2,200,000     2,142,250
                                                   ------------



HOME BUILDERS 1.5%
K Hovnanian Enterprises,
  Inc.
  10.625%, due 10/15/16                 1,440,000     1,576,800
Standard Pacific Corp.
  8.375%, due 5/15/18                   3,000,000     3,045,000
                                                   ------------
                                                      4,621,800
                                                   ------------

INSURANCE 5.8%
American General Finance
  Corp.
  6.90%, due 12/15/17                   2,840,000     2,384,433
V  American
  International Group,
  Inc.
  Series Reg S
  8.00%, due 5/22/38 (a)                3,750,000     4,144,137
  8.175%, due 5/15/68
  (a)                                   4,000,000     3,465,000
Hartford Financial
  Services Group, Inc.
  6.00%, due 1/15/19                    1,450,000     1,496,009
Liberty Mutual Group,
  Inc.
  7.80%, due 3/7/87 (c)                 3,000,000     2,775,000
Lincoln National Corp.
  7.00%, due 5/17/66                    1,840,000     1,702,000
Pacific Life Insurance
  Co.
  7.90%, due 12/30/23
  (c)                                   2,000,000     2,317,724
                                                   ------------
                                                     18,284,303
                                                   ------------

IRON & STEEL 0.6%
California Steel
  Industries, Inc.
  6.125%, due 3/15/14                   2,100,000     2,016,000
                                                   ------------


LODGING 3.2%
Boyd Gaming Corp.
  7.75%, due 12/15/12
  (e)                                   1,000,000       995,000
V  Harrah's Operating
  Co., Inc.
  6.50%, due 6/1/16                     1,050,000       736,313
  10.00%, due 12/15/18                  1,681,000     1,454,065
  10.75%, due 2/1/16                      791,000       696,080
  12.75%, due 4/15/18
  (c)                                   1,720,000     1,700,650
Mandalay Resort Group
  6.375%, due 12/15/11                  1,330,000     1,288,437
MGM Mirage, Inc.
  5.875%, due 2/27/14                     660,000       582,450
  6.625%, due 7/15/15                   1,320,000     1,138,500
  7.50%, due 6/1/16                     1,470,000     1,297,275
                                                   ------------
                                                      9,888,770
                                                   ------------

MACHINERY--CONSTRUCTION & MINING 0.7%
Terex Corp.
  7.375%, due 1/15/14
  (e)(f)                                2,200,000     2,227,500
                                                   ------------


MEDIA 0.8%
CCH II LLC/CCH II
  Capital Corp.
  13.50%, due 11/30/16                  1,441,111     1,743,744
Clear Channel
  Communications, Inc.
  6.875%, due 6/15/18                     945,000       500,850
  7.25%, due 10/15/27                     575,000       284,625
                                                   ------------
                                                      2,529,219
                                                   ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                        PRINCIPAL
                                           AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

METAL FABRICATE & HARDWARE 0.3%
Aleris International,
  Inc.
  9.00%, due 12/15/14
  (g)(h)                              $   930,000  $      3,906
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                      875,000       796,250
                                                   ------------
                                                        800,156
                                                   ------------

MINING 1.8%
Century Aluminum Co.
  8.00%, due 5/15/14                    3,080,500     3,041,994
Freeport-McMoRan Copper
  & Gold, Inc.
  8.375%, due 4/1/17
  (e)(f)                                2,200,000     2,466,750
                                                   ------------
                                                      5,508,744
                                                   ------------

MISCELLANEOUS--MANUFACTURING 0.8%
American Railcar
  Industries, Inc.
  7.50%, due 3/1/14                     1,485,000     1,447,875
GE Capital Trust I
  6.375%, due 11/15/67
  (a)                                   1,000,000       957,500
                                                   ------------
                                                      2,405,375
                                                   ------------

OIL & GAS 2.9%
Chesapeake Energy Corp.
  6.875%, due 1/15/16
  (e)(f)                                2,200,000     2,194,500
Frontier Oil Corp.
  6.625%, due 10/1/11
  (e)(f)                                2,200,000     2,213,750
Linn Energy LLC
  8.625%, due 4/15/20
  (c)                                   2,355,000     2,443,312
Tesoro Corp.
  6.25%, due 11/1/12
  (e)(f)                                2,200,000     2,216,500
                                                   ------------
                                                      9,068,062
                                                   ------------

OIL & GAS SERVICES 0.6%
Hornbeck Offshore
  Services, Inc.
  Class B
  6.125%, due 12/1/14
  (e)(f)                                2,000,000     1,987,500
                                                   ------------


PACKAGING & CONTAINERS 1.6%
Crown Americas LLC/Crown
  Americas Capital Corp.
  7.625%, due 11/15/13
  (e)(f)                                  880,000       907,500
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14
  (e)(f)                                2,200,000     2,255,000
Smurfit-Stone Container
  Enterprises, Inc.
  8.00%, due 3/15/17
  (e)(g)                                2,000,000     2,010,000
                                                   ------------
                                                      5,172,500
                                                   ------------

PIPELINES 0.6%
Dynegy Holdings, Inc.
  8.75%, due 2/15/12
  (e)(f)                                  545,000       554,537
MarkWest Energy
  Partners,
  L.P./MarkWest Energy
  Finance Corp.
  8.50%, due 7/15/16                      150,000       154,500
Williams Partners
  L.P./Williams Partners
  Finance Corp.
  7.50%, due 6/15/11
  (e)(f)                                1,000,000     1,063,235
                                                   ------------
                                                      1,772,272
                                                   ------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
iStar Financial, Inc.
  5.875%, due 3/15/16                     675,000       523,125
Ventas Realty
  L.P./Ventas Capital
  Corp.
  6.75%, due 6/1/10
  (b)(e)(f)                             1,000,000     1,002,752
                                                   ------------
                                                      1,525,877
                                                   ------------

RETAIL 2.7%
Neiman Marcus Group,
  Inc. (The)
  9.00%, due 10/15/15
  (h)                                   2,107,751     2,160,445
Nordstrom, Inc.
  6.25%, due 1/15/18 (e)                3,000,000     3,370,029
Phillips-Van Heusen
  Corp.
  7.375%, due 5/15/20                   3,000,000     3,075,000
                                                   ------------
                                                      8,605,474
                                                   ------------

SEMICONDUCTORS 1.7%
V  Freescale
  Semiconductor, Inc.
  9.25%, due 4/15/18 (c)                5,000,000     5,200,000
                                                   ------------


TELECOMMUNICATIONS 3.1%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29                      985,000       721,513
American Tower Corp.
  7.00%, due 10/15/17
  (e)(f)                                1,100,000     1,229,250
Frontier Communications
  Corp.
  7.05%, due 10/1/46                    1,140,000       912,000
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                      160,000       166,000
New Communications
  Holdings, Inc.
  8.50%, due 4/15/20 (c)                1,435,000     1,478,050
Sprint Nextel Corp.
  8.375%, due 8/15/17                   3,000,000     3,101,250
Viasat, Inc.
  8.875%, due 9/15/16
  (c)                                   1,900,000     1,945,125
Windstream Holding of
  the Midwest, Inc.
  6.75%, due 4/1/28                        60,000        50,767
                                                   ------------
                                                      9,603,955
                                                   ------------



14    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

TRANSPORTATION 0.4%
Bristow Group, Inc.
  6.125%, due 6/15/13                 $   100,000  $     99,875
KAR Holdings, Inc.
  10.00%, due 5/1/15                       43,000        45,580
PHI, Inc.
  7.125%, due 4/15/13                   1,100,000     1,091,750
                                                   ------------
                                                      1,237,205
                                                   ------------
Total Corporate Bonds
  (Cost $166,012,249)                               186,262,934
                                                   ------------


FOREIGN BONDS 11.4%
---------------------------------------------------------------

BANKS 3.4%
Anglo Irish Bank Corp.,
  Ltd.
  0.894%, due 6/19/17
  (a)                                 E 2,500,000     1,333,121
EGG Banking PLC
  7.50%, due 5/29/49                  L 2,575,000     3,467,095
HT1 Funding GmbH
  6.352%, due 7/29/49                 E 2,250,000     2,097,033
IKB Deutsche
  Industriebank A.G.
  4.50%, due 7/9/13                     3,200,000     3,642,847
                                                   ------------
                                                     10,540,096
                                                   ------------

BUILDING MATERIALS 0.2%
PERI GmbH
  5.625%, due 12/15/11                    350,000       478,240
                                                   ------------


CHEMICALS 0.4%
Huntsman International
  LLC
  Series Reg S
  6.875%, due 11/15/13                  1,000,000     1,341,436
                                                   ------------


DIVERSIFIED FINANCIAL SERVICES 2.2%
American General Finance
  Corp.
  4.125%, due 11/29/13                  1,500,000     1,639,854
General Motors
  Acceptance Corp. of
  Canada, Ltd.
  6.00%, due 5/23/12                      405,000       539,291
Northern Rock Asset
  Management PLC
  9.375%, due 10/17/21                L 2,000,000     2,509,283
SLM Corp.
  4.75%, due 3/17/14            E       1,750,000     2,204,565
                                                   ------------
                                                      6,892,993
                                                   ------------

ELECTRIC 0.7%
Intergen N.V.
  8.50%, due 6/30/17                      500,000       699,011

  Series Reg S
  9.50%, due 6/30/17      E               875,000     1,425,816
                                                   ------------
                                                      2,124,827
                                                   ------------


HOLDING COMPANY--DIVERSIFIED 0.4%
Stena AB
  Series Reg S
  7.875%, due 3/15/20                   1,000,000     1,384,708
                                                   ------------


HOME BUILDERS 0.4%
Taylor Wimpey PLC
  8.425%, due 5/24/19
  (a)                                 L   826,181     1,270,419
                                                   ------------


INSURANCE 0.7%
V  American
  International Group,
  Inc.
  Series A2
  5.75%, due 3/15/67 (a)                1,000,000     1,002,183
  Series Reg S
  8.625%, due 5/22/68                   1,000,000     1,292,893
                                                   ------------
                                                      2,295,076
                                                   ------------

LEISURE TIME 0.9%
Royal Caribbean Cruises,
  Ltd.
  Series Reg S
  5.625%, due 1/27/14                 E 1,050,000     1,352,587
TUI A.G.
  5.125%, due 12/10/12                  1,000,000     1,284,849
                                                   ------------
                                                      2,637,436
                                                   ------------

MINING 0.3%
Fortescue Metals Group,
  Ltd.
  Series Reg S
  9.75%, due 9/1/13                       650,000       960,641
                                                   ------------



REAL ESTATE 1.3%
Prologis International
  Funding S.A.
  5.875%, due 10/23/14                  3,080,000     4,090,613
                                                   ------------


TELECOMMUNICATIONS 0.5%
Softbank Corp.
  7.75%, due 10/15/13                     600,000       830,825
Virgin Media Finance PLC
  9.50%, due 8/15/16                      500,000       745,612
                                                   ------------
                                                      1,576,437
                                                   ------------
Total Foreign Bonds
  (Cost $32,378,003)                                 35,592,922
                                                   ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                        PRINCIPAL
                                           AMOUNT         VALUE

LOAN ASSIGNMENTS & PARTICIPATIONS 5.2% (I)
---------------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
BE Aerospace, Inc.
  Term Loan B
  5.75%, due 7/28/14                  $   342,225  $    344,078
Hawker Beechcraft
  Acquisition Co. LLC
  Term Loan
  2.278%, due 3/26/14                     930,284       795,393
  LC Facility Deposits
  2.29%, due 3/26/14                       55,330        47,307
                                                   ------------
                                                      1,186,778
                                                   ------------

COMMERCIAL SERVICES 0.8%
Aramark Corp.
  Term Loan
  2.165%, due 1/27/14                     482,385       473,270
  Synthetic Letter of
  Credit
  2.167%, due 1/27/14                      31,723        31,124
  Extended Term Loan B
  3.54%, due 7/26/16                      868,929       862,408
  Extended Letter of
  Credit
  3.541%, due 7/26/16                      57,145        56,716
World Color (USA) Corp.
  Exit Term Loan
  9.00%, due 7/23/12                    1,168,635     1,178,374
                                                   ------------
                                                      2,601,892
                                                   ------------

COMPUTERS 0.3%
SunGard Data Systems,
  Inc.
  Tranche B
  3.875%, due 2/26/16                     979,747       973,274
                                                   ------------


ELECTRICAL COMPONENTS & EQUIPMENT 0.3%
Texas Competitive
  Electric Holdings Co.
  LLC
  Term Loan B1
  3.752%, due 10/10/14                  1,083,333       887,521
                                                   ------------


ENERGY--ALTERNATE SOURCES 0.4%
Covanta Energy Corp.
  Synthetic Letter of
  Credit
  0.192%, due 2/10/14                     499,025       490,043
  Term Loan B
  1.809%, due 2/10/14                     983,236       965,537
                                                   ------------
                                                      1,455,580
                                                   ------------

ENTERTAINMENT 0.3%
Isle of Capri Casinos,
  Inc.
  New Term Loan B
  5.00%, due 11/15/13                     486,606       474,742
  New Delayed Draw
  Term Loan A
  5.00%, due 11/25/13                     171,191       167,017
  New Delayed Draw
  Term Loan B
  5.00%, due 11/25/13                     194,642       189,896
                                                   ------------
                                                        831,655
                                                   ------------


FOREST PRODUCTS & PAPER 0.5%
Domtar Corp.
  Tranche B Term Loan
  1.631%, due 3/7/14                      569,805       566,315
Georgia-Pacific Corp.
  New Term Loan B
  2.267%, due 12/21/12                    973,222       966,288
                                                   ------------
                                                      1,532,603
                                                   ------------

MEDIA 0.7%
Charter Communications
  Operating LLC
  Replacement Term Loan
  2.30%, due 3/6/14                       268,577       254,514
  Extended Term Loan
  3.55%, due 9/6/16                     2,180,197     2,083,450
                                                   ------------
                                                      2,337,964
                                                   ------------

METAL FABRICATE & HARDWARE 0.2%
Aleris International,
  Inc.
  USD German C1 Non
  Roll-Up
  4.25%, due 12/19/13
  (d)                                     313,148       147,180
  USD Term Loan B1 Non
  Roll-Up
  4.25%, due 12/19/13                     225,783         1,101
  DIP Term Loan
  6.215%, due 8/13/10
  (j)                                     198,054       202,386
  U.S. Roll-Up Dip
  12.50%, due 5/13/10                     503,750       231,725
                                                   ------------
                                                        582,392
                                                   ------------

OIL & GAS 0.5%
Hercules Offshore LLC
  Term Loan B
  6.00%, due 7/11/13                      806,076       780,886
Precision Drilling Corp.
  Tranche B-1 Term Loan
  9.25%, due 9/30/14                      844,742       846,854
                                                   ------------
                                                      1,627,740
                                                   ------------

TELECOMMUNICATIONS 0.3%
MetroPCS Wireless, Inc.
  Term Loan B
  2.522%, due 11/4/13                     888,880       867,599
                                                   ------------




16    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT         VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

TRANSPORTATION 0.5%
Orbitz Worldwide, Inc.
  Term Loan
  3.284%, due 7/25/14                 $   783,328  $    757,478
Travelport LLC
  Term Loan C
  10.50%, due 8/23/13                     764,225       766,365
                                                   ------------
                                                      1,523,843
                                                   ------------
Total Loan Assignments &
  Participations
  (Cost $15,865,169)                                 16,408,841
                                                   ------------


MORTGAGE-BACKED SECURITIES 2.3%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.3%
Banc of America
  Commercial Mortgage,
  Inc.
  Series 2005-J, Class
  1A1
  3.388%, due 11/25/35
  (a)                                   1,135,838       975,672
  Series 2007-2, Class
  A4
  5.867%, due 4/10/49
  (a)                                     600,000       587,085
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW14,
  Class A4
  5.201%, due 12/11/38                    590,000       596,291
Citigroup/Deutsche Bank
  Commercial Mortgage
  Trust
  Series 2006-CD3, Class
  A5
  5.617%, due 10/15/48                    590,000       606,866
Greenpoint Mortgage
  Funding Trust Series
  2007-AR2, Class 1A1
  0.393%, due 4/25/47
  (a)                                   1,308,900       968,581
GS Mortgage Securities
  Corp. II
  Series 2007-GG10,
  Class A4
  5.999%, due 8/10/45
  (a)                                     635,000       621,872
Indymac Index Mortgage
  Loan Trust Series
  2004-AR4, Class 3A
  3.076%, due 8/25/34
  (a)                                   1,045,986       878,524
Structured Asset
  Securities Corp.
  Series 2005-11H, Class
  A2
  5.00%, due 6/25/35 (d)                  681,714       528,165
WaMu Mortgage Pass
  Through Certificates
  Series 2006-AR14,
  Class 1A1
  5.586%, due 11/25/36
  (a)                                   1,590,956     1,347,385
                                                   ------------
Total Mortgage-Backed
  Securities
  (Cost $6,189,523)                                   7,110,441
                                                   ------------


YANKEE BONDS 7.0% (K)
---------------------------------------------------------------

BIOTECHNOLOGY 0.7%
FMC Finance III S.A.
  6.875%, due 7/15/17
  (e)(f)                                2,100,000     2,178,750
                                                   ------------


COMMERCIAL SERVICES 0.0%++
Ashtead Holdings PLC
  8.625%, due 8/1/15 (c)                  150,000       153,000
                                                   ------------


FOREST PRODUCTS & PAPER 0.5%
Norske Skogindustrier
  A.S.A.
  7.125%, due 10/15/33
  (c)                                   2,275,000     1,427,563
                                                   ------------


HOME BUILDERS 0.3%
Desarrolladora Homex
  S.A. de C.V.
  7.50%, due 9/28/15                    1,000,000     1,012,500
                                                   ------------


LEISURE TIME 0.6%
Royal Caribbean Cruises,
  Ltd.
  7.50%, due 10/15/27                   2,000,000     1,850,000
                                                   ------------


MINING 1.5%
FMG Finance Property,
  Ltd.
  10.00%, due 9/1/13 (c)                  945,000     1,048,950
Novelis, Inc.
  7.25%, due 2/15/15                    3,545,000     3,491,825
                                                   ------------
                                                      4,540,775
                                                   ------------

MISCELLANEOUS--MANUFACTURING 1.3%
Bombardier, Inc.
  7.75%, due 3/15/20 (c)                2,745,000     2,916,562
  8.00%, due 11/15/14
  (c)(e)(f)                             1,050,000     1,102,500
                                                   ------------
                                                      4,019,062
                                                   ------------

OIL & GAS 0.5%
Compton Petroleum
  Finance Corp.
  7.625%, due 12/1/13                   1,335,000     1,134,750


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                        PRINCIPAL
                                           AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (c)               $   520,000  $    494,000
                                                   ------------
                                                      1,628,750
                                                   ------------

OIL & GAS SERVICES 0.7%
Compagnie Generale de
  Geophysique
  7.50%, due 5/15/15
  (e)(f)                                2,200,000     2,227,500
                                                   ------------


TELECOMMUNICATIONS 0.9%
Nordic Telephone Co.
  8.875%, due 5/1/16 (c)                1,000,000     1,071,250
Satelites Mexicanos S.A.
  de C.V.
  9.04%, due 11/30/11
  (a)                                   1,865,000     1,790,400
                                                   ------------
                                                      2,861,650
                                                   ------------
Total Yankee Bonds
  (Cost $18,578,464)                                 21,899,550
                                                   ------------
Total Long-Term Bonds
  (Cost $253,859,433)                               283,059,131
                                                   ------------


                                           SHARES
COMMON STOCKS 1.8%
---------------------------------------------------------------

AUTO MANUFACTURERS 0.1%
Ford Motor Co. (l)                         25,000       325,500
                                                   ------------


BUILDING MATERIALS 0.0%++
Nortek, Inc.                                2,010        95,475
                                                   ------------


CHEMICALS 0.3%
Lyondell Chemical Co.                      19,863       441,952
LyondellBasell
  Industries, N.V.,
  Class B (l)                              18,205       409,612
                                                   ------------
                                                        851,564
                                                   ------------

DIVERSIFIED FINANCIAL SERVICES 1.4%
V  CIT Group, Inc. (l)                     71,914     2,919,708
Citigroup, Inc. (l)                       321,461     1,404,785
                                                   ------------
                                                      4,324,493
                                                   ------------
Total Common Stocks
  (Cost $3,626,195)                                   5,597,032
                                                   ------------

CONVERTIBLE PREFERRED STOCK 2.4%
---------------------------------------------------------------

AUTO MANUFACTURERS 2.4%
V  Ford Motor Co.
  Capital Trust II
  6.50%                                   151,300  $  7,398,570
                                                   ------------
Total Convertible
  Preferred Stock
  (Cost $7,143,980)                                   7,398,570
                                                   ------------

                                           NUMBER
                                        OF RIGHTS

RIGHTS 0.2%
---------------------------------------------------------------

METAL FABRICATE & HARDWARE 0.2%
Aleris International,
  Inc.
  Term B1 Roll Up
  Expired 4/23/10
  (b)(d)(g)(m)                             14,637       381,279
  Term C1 Non-Roll Up
  Expired 4/23/10
     (b)(d)(g)(m)                           6,433       167,573
                                                   ------------
Total Rights
  (Cost $548,848)                                       548,852
                                                   ------------


                                        PRINCIPAL
                                           AMOUNT
SHORT-TERM INVESTMENT 11.3%
---------------------------------------------------------------

REPURCHASE AGREEMENT 11.3%
State Street Bank and
  Trust Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $35,288,074
  (Collateralized by a
  United States Treasury
  Bill with a rate of
  0.135% and a maturity
  date of 5/27/10, with
  a Principal Amount of
  $36,000,000 and a
  Market Value of
  $35,996,400)                        $35,288,044    35,288,044
                                                   ------------
Total Short-Term
  Investment
  (Cost $35,288,044)                                 35,288,044
                                                   ------------
Total Investments,
  Before Investments
  Sold Short
  (Cost $300,466,500)
     (n)                                    106.1%  331,891,629
                                                   ------------




18    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT         VALUE

INVESTMENTS SOLD SHORT (9.1%)
CORPORATE BONDS SOLD SHORT (5.3%)
---------------------------------------------------------------

APPAREL (0.7%)
Levi Strauss & Co.
  9.75%, due 1/15/15                  $(2,000,000) $ (2,102,500)
                                                   ------------


BANKS (0.7%)
SunTrust Bank
  7.25%, due 3/15/18                   (2,000,000)   (2,170,904)
                                                   ------------



ENTERTAINMENT (0.6%)
Mohegan Tribal Gaming
  Authority
  7.125%, due 8/15/14                  (1,000,000)     (810,000)
Speedway Motorsports,
  Inc.
  6.75%, due 6/1/13                    (1,000,000)   (1,005,000)
                                                   ------------
                                                     (1,815,000)
                                                   ------------

FOOD (0.3%)
Dean Foods Co.
  7.00%, due 6/1/16                    (1,000,000)     (980,000)
                                                   ------------



FOREST PRODUCTS & PAPER (0.2%)
NewPage Corp.
  10.00%, due 5/1/12                   (1,000,000)     (730,000)
                                                   ------------



LODGING (0.6%)
Boyd Gaming Corp.
  7.75%, due 12/15/12                  (2,000,000)   (1,990,000)
                                                   ------------



MEDIA (0.4%)
Time Warner Cable, Inc.
  8.75%, due 2/14/19                   (1,000,000)   (1,253,001)
                                                   ------------



PACKAGING & CONTAINERS (0.7%)
Smurfit-Stone Container
  Enterprises, Inc.
  8.00%, due 3/15/17                   (2,000,000)   (2,010,000)
                                                   ------------



RETAIL (1.1%)
Nordstrom, Inc.
  6.25%, due 1/15/18                   (3,000,000)   (3,370,029)
                                                   ------------
Total Corporate Bonds
  Sold Short
  (Proceeds $15,424,661)                            (16,421,434)
                                                   ------------


U.S. GOVERNMENT SOLD SHORT (2.9%)
---------------------------------------------------------------

United States Treasury
  Note
  3.50%, due 2/15/18                   (9,000,000)   (9,141,327)
                                                   ------------
Total U.S. Government
  Sold Short
  (Proceeds $8,944,411)                              (9,141,327)
                                                   ------------


YANKEE BONDS SOLD SHORT (0.9%) (K)
---------------------------------------------------------------

HOME BUILDERS (0.3%)
Desarrolladora Homex
  S.A. de C.V.
  7.50%, due 9/28/15                   (1,000,000)   (1,012,500)
                                                   ------------



LEISURE TIME (0.6%)
Royal Caribbean Cruises,
  Ltd.
  7.50%, due 10/15/27                  (2,000,000)   (1,850,000)
                                                   ------------
Total Yankee Bonds Sold
  Short
  (Proceeds $2,775,301)                              (2,862,500)
                                                   ------------
Total Investments
  Sold Short (Proceeds
  $27,144,373)                               (9.1)% (28,425,261)
                                                   ------------
Total Investments,
  Net of Investments
  Sold Short
  (Cost $273,322,126)                        97.0   303,466,368
Other Assets, Less
  Liabilities                                 3.0     9,347,698
                          -----------------------  ------------



Net Assets                                  100.0% $312,814,066
                          =======================  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate--Rate shown is the rate in
     effect at April 30, 2010.
(b)  Fair valued security. The total market
     value of these securities at April 30,
     2010 is $3,709,407, which represents 1.2%
     of the Fund's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Illiquid security.  The total market
     value of these securities at April 30,
     2010 is $1,867,547, which represents 0.6%
     of the Fund's net assets.
(e)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(I)).
(f)  Operationally illiquid security--The
     total market value of these securities at
     April 30, 2010 is $40,389,330, which
     represents 12.9% of the Fund's net
     assets. The Fund is unable to sell these
     securities as they are pledged collateral
     for the benefit of Lehman Brothers
     International (Europe.) (See Note 11).
(g)  Issue in default.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2010. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j) This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l)  Non-income producing security.
(m)  Exercised, pending final restructuring
     and settlement.
(n)  At April 30, 2010, cost is $300,473,425
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $34,313,822
Gross unrealized depreciation       (2,895,618)
                                   -----------
Net unrealized appreciation        $31,418,204
                                   ===========



The following abbreviations are used in the above portfolio:

E--Euro

L--Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets and liabilities.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities (b)                  $        --  $ 12,639,452    $2,157,803  $ 14,797,255
  Convertible Bonds                                     --       987,188            --       987,188
  Corporate Bonds (c)                                   --   185,260,182     1,002,752   186,262,934
  Foreign Bonds                                         --    35,592,922            --    35,592,922
  Loan Assignments & Participations                     --    16,408,841            --    16,408,841
  Mortgage-Backed Securities                            --     7,110,441            --     7,110,441
  Yankee Bonds                                          --    21,899,550            --    21,899,550
                                               -----------  ------------    ----------  ------------
Total Long-Term Bonds                                   --   279,898,576     3,160,555   283,059,131
                                               -----------  ------------    ----------  ------------
Common Stocks                                    5,597,032            --            --     5,597,032
Convertible Preferred Stocks                     7,398,570            --            --     7,398,570
Rights (d)                                              --            --       548,852       548,852
Short-Term Investment
  Repurchase Agreement                                  --    35,288,044            --    35,288,044
                                               -----------  ------------    ----------  ------------
Total Investments in Securities                 12,995,602   315,186,620     3,709,407   331,891,629
                                               -----------  ------------    ----------  ------------
Other Financial Instruments
Investments in Securities
  Foreign Currency Forward Contracts (e)                --       174,258            --       174,258
                                               -----------  ------------    ----------  ------------
Total Investments in Securities and Other
  Financial Instruments                        $12,995,602  $315,360,878    $3,709,407  $332,065,887
                                               ===========  ============    ==========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The level 3 security valued at $2,157,803 is held in Student Loans ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c) The level 3 security valued at $1,002,752 is held in Real Estate Investment Trusts within the Corporate Bonds section of the Portfolio of Investments

(d) The level 3 security valued at $548,852 is held in Metal Fabricate and Hardware within the Rights section of the Portfolio of Investments.

(e) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 6)


20    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

LIABILITY VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER   SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                    ASSETS        INPUTS        INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments Sold Short (a)
  Corporate Bonds Sold Short                      $     --  $(16,421,434)     $     --  $(16,421,434)
  U.S. Government Sold Short                            --    (9,141,327)           --    (9,141,327)
  Yankee Bonds Sold Short                               --    (2,862,500)           --    (2,862,500)
                                                  --------  ------------      --------  ------------
Total Investments Sold Short                            --   (28,425,261)           --   (28,425,261)
                                                  --------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (b)                --       (22,530)           --       (22,530)
                                                  --------  ------------      --------  ------------
Total Investments Sold Short and Other
  Financial Instruments                                $--  $(28,447,791)          $--  $(28,447,791)
                                                  ========  ============      ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 6)
    At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2. The following is a reconciliation of investments in which significant unobservable inputs (level 3) were used in determining value:

                                                                           CHANGE IN
                                            ACCRUED                       UNREALIZED
 INVESTMENTS IN          BALANCE AS OF    DISCOUNTS   REALIZED GAIN     APPRECIATION                               NET TRANSFERS
 SECURITIES           OCTOBER 31, 2009   (PREMIUMS)          (LOSS)   (DEPRECIATION)   NET PURCHASES   NET SALES   IN TO LEVEL 3
Long-Term Bonds
  Assets-Backed
     Securities
     Student Loans
     ABS                    $  530,107      $22,434        $     --         $143,328      $1,461,934    $     --        $     --
  Corporate Bonds
     Real Estate
     Investment
     Trusts                  1,012,954       (3,068)             --           (7,134)             --          --              --
  Rights
     Diversified
     Financial
     Services                       --           --              --                4         548,848          --              --
                            ----------      -------        --------         --------      ----------    --------        --------
Total                       $1,543,061      $19,366             $--         $136,198      $2,010,782         $--             $--
                            ==========      =======        ========         ========      ==========    ========        ========

                                                                   CHANGE IN
                                                                  UNREALIZED
                                                                APPRECIATION
                                       BALANCE AS OF     (DEPRECIATION) FROM
 INVESTMENTS IN        NET TRANSFERS       APRIL 30,        INVESTMENTS HELD
 SECURITIES           OUT OF LEVEL 3            2010   AT APRIL 30, 2010 (A)
Long-Term Bonds
  Assets-Backed
     Securities
     Student Loans
     ABS                    $     --      $2,157,803                $143,328
  Corporate Bonds
     Real Estate
     Investment
     Trusts                       --       1,002,752                  (7,134)
  Rights
     Diversified
     Financial
     Services                                548,852                       4
                            --------      ----------                --------
Total                            $--      $3,709,407                $136,198
                            ========      ==========                ========



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $265,178,456)     $296,603,585
Repurchase agreement, at value
  (identified cost $35,288,044)        35,288,044
Cash                                    9,082,789
Cash denominated in foreign
  currencies (identified cost
  $14,460)                                 14,422
Unrealized appreciation on unfunded
  commitments                               4,793
Receivables:
  Fund shares sold                      6,303,437
  Interest                              5,673,598
  Investment securities sold              906,427
Other assets                               55,752
Unrealized appreciation on foreign
  currency forward contracts              174,258
                                     ------------
     Total assets                     354,107,105
                                     ------------

LIABILITIES:
Investments sold short (proceeds
  $27,144,373)                         28,425,261
Payables:
  Investment securities purchased       8,730,014
  Interest on investments sold
     short                              3,166,967
  Manager (See Note 3)                    189,937
  Broker fees and charges on short
     sales                                155,907
  Fund shares redeemed                    107,921
  Shareholder communication                34,815
  NYLIFE Distributors (See Note 3)         28,896
  Professional fees                        24,818
  Custodian                                16,937
  Transfer agent (See Note 3)              11,754
  Directors                                   497
Accrued expenses                              840
Dividend payable                          375,945
Unrealized depreciation on foreign
  currency forward contracts               22,530
                                     ------------
     Total liabilities                 41,293,039
                                     ------------
Net assets                           $312,814,066
                                     ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    264,193
Additional paid-in capital            271,238,303
                                     ------------
                                      271,502,496
Accumulated distributions in excess
  of net investment income               (333,935)
Accumulated undistributed net
  realized gain on investments,
  investments sold short and
  foreign currency transactions        11,380,282
Net unrealized appreciation on
  investments                          31,425,129
Net unrealized depreciation on
  investments sold short               (1,280,888)
Net unrealized appreciation on
  unfunded commitments                      4,793
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               116,189
                                     ------------
Net assets                           $312,814,066
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  3,213,518
                                     ============
Shares of capital stock outstanding       272,486
                                     ============
Net asset value per share
  outstanding                        $      11.79
Maximum sales charge (4.50% of
  offering price)                            0.56
                                     ------------
Maximum offering price per share
  outstanding                        $      12.35
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 96,382,524
                                     ============
Shares of capital stock outstanding     8,146,995
                                     ============
Net asset value per share
  outstanding                        $      11.83
Maximum sales charge (4.50% of
  offering price)                            0.56
                                     ------------
Maximum offering price per share
  outstanding                        $      12.39
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 15,816,844
                                     ============
Shares of capital stock outstanding     1,340,332
                                     ============
Net asset value and offering price
  per share outstanding              $      11.80
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $197,401,180
                                     ============
Shares of capital stock outstanding    16,659,452
                                     ============
Net asset value and offering price
  per share outstanding              $      11.85
                                     ============






22    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $10,723,087
                                      -----------
EXPENSES:
  Interest on investments sold short      951,456
  Manager (See Note 3)                    904,415
  Distribution/Service--Investor
     Class (See Note 3)                     3,530
  Distribution/Service--Class A (See
     Note 3)                               61,213
  Distribution/Service--Class C (See
     Note 3)                               31,827
  Transfer agent (See Note 3)              57,455
  Professional fees                        47,466
  Custodian                                31,939
  Registration                             28,966
  Shareholder communication                20,582
  Directors                                 3,603
  Miscellaneous                             6,873
                                      -----------
     Total expenses                     2,149,325
                                      -----------
Net investment income                   8,573,762
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 9,816,401
  Investments sold short                 (673,018)
  Foreign currency transactions         2,243,986
                                      -----------
Net realized gain on investments,
  investments sold short and foreign
  currency transactions                11,387,369
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                       10,161,179
  Investments sold short                 (202,049)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                     97,511
                                      -----------
Net change in unrealized
  appreciation on investments,
  unfunded commitments, investments
  sold short and foreign currency
  transactions                         10,056,641
                                      -----------
Net realized and unrealized gain on
  investments, unfunded commitments,
  investments sold short and foreign
  currency transactions                21,444,010
                                      -----------
Net increase in net assets resulting
  from operations                     $30,017,772
                                      ===========



(a) Interest recorded net of foreign withholding taxes in the amount of $9,608.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  8,573,762  $ 14,100,480
 Net realized gain on
  investments, investments
  sold short and foreign
  currency transactions         11,387,369     1,465,281
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments, investments
  sold short and foreign
  currency transactions         10,056,641    45,608,609
                              --------------------------
 Net increase in net assets
  resulting from operations     30,017,772    61,174,370
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                (123,336)     (111,681)
    Class A                     (2,469,710)     (896,213)
    Class C                       (314,009)      (87,399)
    Class I                     (7,557,118)  (11,904,568)
                              --------------------------
                               (10,464,173)  (12,999,861)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                 (18,414)           --
    Class A                       (242,266)           --
    Class C                        (27,304)           --
    Class I                     (1,077,918)           --
                              --------------------------
                                (1,365,902)           --
                              --------------------------
 Total dividends and
  distributions to
  shareholders                 (11,830,075)  (12,999,861)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       111,272,951    56,619,077
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              8,432,534     8,826,635
 Cost of shares redeemed
  (a)                          (31,252,562)  (13,974,373)
                              --------------------------
 Increase in net assets
  derived from capital
  share transactions            88,452,923    51,471,339
                              --------------------------
 Net increase in net assets    106,640,620    99,645,848
NET ASSETS:
Beginning of period            206,173,446   106,527,598
                              --------------------------
End of period                 $312,814,066  $206,173,446
                              ==========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period             $   (333,935) $  1,556,476
                              ==========================



(a) Cost of shares redeemed net of redemption fee of $10,300 and $4,053 for the period ended April 30, 2010 and for the year ended October 31, 2009, respectively. (See Note (2 N)).



24    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2010


CASH FLOWS USED IN OPERATING ACTIVITIES:
Net increase in net assets
  resulting from operations          $  30,017,772
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  for operating activities:
  Investments purchased               (102,904,355)
  Investments sold                      57,057,523
  Purchases to cover securities
     sold short                         (6,042,100)
  Securities sold short                  1,515,000
  Purchase of short term
     investments, net                  (29,688,385)
  Amortization (accretion) of
     discount and premium, net          (1,811,910)
  Increase in investment securities
     sold receivable                      (901,827)
  Increase in dividends and
     interest receivable                  (995,460)
  Increase in other assets                 (30,787)
  Decrease in receivable for open
     forward foreign currency
     contracts                            (174,258)
  Increase in investment securities
     purchased payable                   7,140,767
  Decrease in broker fees and
     charges on short sales                (34,015)
  Increase in interest payable for
     securities sold short                 940,991
  Decrease in professional fees
     payable                                (2,508)
  Increase in custodian payable              7,928
  Decrease in shareholder
     communication payable                 (11,501)
  Decrease in due to directors                 (72)
  Increase in due to manager                84,594
  Decrease in due to transfer agent         (4,108)
  Increase in due to NYLIFE
     Distributors                           20,285
  Increase in payable for open
     forward foreign currency
     contracts                              22,530
  Decrease in accrued expenses and
     other liabilities                      (3,189)
  Net change in unrealized
     (appreciation) depreciation on
     investments and unfunded
     commitments                       (10,161,179)
  Net realized gain from
     investments                        (9,816,401)
  Net change in unrealized
     depreciation on securities
     sold short                            202,049
  Net realized loss from securities
     sold short                            673,018
                                     -------------
Net cash used in operating
  activities                           (64,899,598)
                                     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold              105,751,690
Payment on shares redeemed             (31,147,097)
Cash distributions paid                 (3,021,596)
                                     -------------
Net cash from financing activities      71,582,997
                                     -------------

NET INCREASE IN CASH:                    6,683,399
Cash at beginning of period              2,413,812
                                     -------------
Cash at end of period                $   9,097,211
                                     =============



Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $8,432,534


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

-FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    INVESTOR CLASS                                     CLASS A
                                     -------------------------------------------     -------------------------------------------
                                                                    FEBRUARY 28,                                    DECEMBER 14,
                                     SIX MONTHS                        2008**        SIX MONTHS                        2007**
                                        ENDED        YEAR ENDED        THROUGH          ENDED        YEAR ENDED        THROUGH
                                      APRIL 30,     OCTOBER 31,      OCTOBER 31,      APRIL 30,     OCTOBER 31,      OCTOBER 31,
                                        2010*           2009            2008            2010*           2009            2008
Net asset value at beginning of
  period                               $10.87          $ 8.04          $  9.84         $ 10.90        $  8.06          $ 10.00
                                       ------          ------          -------         -------        -------          -------
Net investment income                    0.43            0.89 (a)         0.34 (a)        0.43           0.93 (a)         0.52 (a)
Net realized and unrealized gain
  (loss) on investments                  0.94            2.72            (1.76)           0.96           2.69            (2.05)
Net realized and unrealized gain on
  foreign currency transactions          0.12            0.01               --            0.12           0.01               --
                                       ------          ------          -------         -------        -------          -------
Total from investment operations         1.49            3.62            (1.42)           1.51           3.63            (1.53)
                                       ------          ------          -------         -------        -------          -------
Less dividends and distributions:
  From net investment income            (0.49)          (0.79)           (0.38)          (0.50)         (0.79)           (0.41)
  From net realized gain on
     investments                        (0.08)             --               --           (0.08)            --               --
                                       ------          ------          -------         -------        -------          -------
Total dividends and distributions       (0.57)          (0.79)           (0.38)          (0.58)         (0.79)           (0.41)
                                       ------          ------          -------         -------        -------          -------
Redemption fee (a)(d)                    0.00 ++         0.00 ++          0.00 ++         0.00 ++        0.00 ++          0.00 ++
                                       ------          ------          -------         -------        -------          -------
Net asset value at end of period       $11.79          $10.87          $  8.04         $ 11.83        $ 10.90          $  8.06
                                       ======          ======          =======         =======        =======          =======
Total investment return (b)             14.01%(c)       47.24%          (14.84%)(c)      14.12%(c)      47.45%          (15.93%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  7.34%++         9.06%            5.30% ++        7.42%++        9.36%            6.59% ++
  Net expenses (excluding short
     sale expenses)                      1.30%++         1.47%            1.38% ++        1.22%++        1.29%            1.29% ++
  Expenses (including short sales
     expenses, before waiver)            2.14%++         2.83%            4.20% ++        2.06%++        2.66%            2.86% ++
  Short sale expenses                    0.84%++         1.27%            1.54% ++        0.84%++        1.27%            1.45% ++
Portfolio turnover rate                    24%             47%              26%             24%            47%              26%
Net assets at end of period (in
  000's)                               $3,214          $2,609          $    21         $96,383        $28,987          $   559




                                                       CLASS C                                         CLASS I
                                     -------------------------------------------     -------------------------------------------
                                                                    DECEMBER 14,                                    DECEMBER 14,
                                     SIX MONTHS                        2007**        SIX MONTHS                        2007**
                                        ENDED        YEAR ENDED        THROUGH          ENDED        YEAR ENDED        THROUGH
                                      APRIL 30,     OCTOBER 31,      OCTOBER 31,      APRIL 30,     OCTOBER 31,      OCTOBER 31,
                                        2010*           2009            2008            2010*           2009            2008
Net asset value at beginning of
  period                               $ 10.88         $ 8.05          $ 10.00        $  10.92        $   8.05        $  10.00
                                       -------         ------          -------        --------        --------        --------
Net investment income                     0.39           0.84 (a)         0.40 (a)        0.44            0.88 (a)        0.49 (a)
Net realized and unrealized gain
  (loss) on investments                   0.95           2.70            (2.02)           0.96            2.78           (2.02)
Net realized and unrealized gain on
  foreign currency transactions           0.12           0.01               --            0.12            0.01              --
                                       -------         ------          -------        --------        --------        --------
Total from investment operations          1.46           3.55            (1.62)           1.52            3.67           (1.53)
                                       -------         ------          -------        --------        --------        --------
Less dividends and distributions:
  From net investment income             (0.46)         (0.72)           (0.33)          (0.51)          (0.80)          (0.42)
  From net realized gain on
     investments                         (0.08)            --               --           (0.08)             --              --
                                       -------         ------          -------        --------        --------        --------
Total dividends and distributions        (0.54)         (0.72)           (0.33)          (0.59)          (0.80)          (0.42)
                                       -------         ------          -------        --------        --------        --------
Redemption fee (a)(d)                     0.00 ++        0.00 ++          0.00 ++         0.00 ++         0.00 ++         0.00 ++
                                       -------         ------          -------        --------        --------        --------
Net asset value at end of period       $ 11.80         $10.88          $  8.05        $  11.85        $  10.92        $   8.05
                                       =======         ======          =======        ========        ========        ========
Total investment return (b)              13.64%(c)      46.11%          (16.58%)(c)      14.23%(c)       47.79%         (15.73%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   6.59%++        8.49%            4.79% ++        7.67%++         9.71%           5.91% ++
  Net expenses (excluding short
     sale expenses)                       2.05%++        2.22%            2.12% ++        0.97%++         1.04%           1.04% ++
  Expenses (including short sales
     expenses, before waiver)             2.89%++        3.58%            4.80% ++        1.81%++         2.38%           2.52% ++
  Short sale expenses                     0.84%++        1.27%            1.45% ++        0.84%++         1.29%           1.45% ++
Portfolio turnover rate                     24%            47%              26%             24%             47%             26%
Net assets at end of period (in
  000's)                               $15,817         $3,128          $    20        $197,401        $171,449        $105,928



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The redemption fee was discontinued, as of April 1, 2010.





26    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and currently offers one fund. These financial statements and notes relate only to the MainStay High Yield Opportunities Fund (the "Fund"), a diversified fund. Effective February 26, 2010, the Fund changed its name from MainStay 130/30 High Yield Fund, a diversified fund.

The Fund currently offers 4 classes of shares. Class A shares, Class C shares and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal

                                                   mainstayinvestments.com    27
market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $3,709,407 that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-

28    MainStay High Yield Opportunities Fund
dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Prior to April 1, 2010, the Fund declared and paid dividends of net investment income quarterly. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from the nonaccrual status when the issuer resumes interest payments or when the collectibility of the interest is reasonably assured.

(E) EXPENSES. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. (See Note 5.)

(I) SECURITIES SOLD SHORT. The Fund engages in short sales as part of it investment strategies. When a Fund enters into a short sale, it must earmark the security sold short, or the security sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to

                                                   mainstayinvestments.com    29
the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Accrued interest income and dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

(J) STATEMENT OF CASH FLOWS. The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or deposit at brokers for securities sold short. Cash may include domestic and foreign currency.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The Fund invests in warrants only if received as part of a corporate action. The securities

30    MainStay High Yield Opportunities Fund
are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed.

(N) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(O) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of April 30, 2010:

ASSET DERIVATIVES

                      STATEMENT OF    FOREIGN
                        ASSETS AND   EXCHANGE     EQUITY
                       LIABILITIES  CONTRACTS  CONTRACTS
                          LOCATION       RISK       RISK     TOTAL
                     Investment in
                    securities, at
Rights                       value   $     --   $548,852  $548,852
                        Unrealized
                      appreciation
                        on foreign
                          currency
                           forward
Forward Contracts        contracts    174,258         --   174,258
                                    ------------------------------
Total Value                          $174,258   $548,852  $723,110
                                    ==============================



LIABILITY DERIVATIVES

                       STATEMENT OF    FOREIGN
                         ASSETS AND   EXCHANGE     EQUITY
                        LIABILITIES  CONTRACTS  CONTRACTS
                           LOCATION       RISK       RISK     TOTAL
                         Unrealized
                    depreciation on
                            foreign
                           currency
Forward                     forward
  Contracts               contracts   $(22,530)     $  --  $(22,530)
                                     ------------------------------
Total Value                           $(22,530)       $--  $(22,530)
                                     ==============================



The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010.

REALIZED GAIN (LOSS)

                      STATEMENT OF     FOREIGN
                        ASSETS AND    EXCHANGE     EQUITY
                       LIABILITIES   CONTRACTS  CONTRACTS
                          LOCATION        RISK       RISK       TOTAL
                      Net realized
                    gain (loss) on
Forward           foreign currency
  Contracts          transactions:  $2,400,060        $--  $2,400,060
                                    ---------------------------------
Total Realized
  Gain                              $2,400,060        $--  $2,400,060
                                    =================================





                                                   mainstayinvestments.com    31

CHANGE IN APPRECIATION (DEPRECIATION)

                        STATEMENT OF    FOREIGN
                          ASSETS AND   EXCHANGE     EQUITY
                         LIABILITIES  CONTRACTS  CONTRACTS
                            LOCATION       RISK       RISK     TOTAL
                       Net change in
                          unrealized
                        appreciation
                      (depreciation)
                      on investments
                        and unfunded
Rights                   commitments   $     --        $ 4  $      4
                                      ------------------------------
                       Net change in
                          unrealized
                        appreciation
                   (depreciation) on
                      translation of
                        other assets
                     and liabilities
                          in foreign
                          currencies
                         and foreign
                            currency
Forward                      forward
  Contracts                contracts    151,728         --   151,728
                                      ------------------------------
Total Change in
  Appreciation
  (Depreciation)                       $151,728        $ 4  $151,732
                                      ==============================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                             FOREIGN
                            EXCHANGE     EQUITY
                           CONTRACTS  CONTRACTS
                                RISK       RISK         TOTAL
Rights (2)                        --     21,070        21,070
Forward Contracts
  Long (3)               $26,637,400         --  $ 26,637,400
Forward Contracts
  Short (3)            $(35,578,911)         --  $(35,578,911)
                       ======================================



(1) Amount disclosed represents the weighted average held during the six-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on July 31, 2010 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $904,415.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.


32    MainStay High Yield Opportunities Fund

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $379 and $34,662, respectively, for the six-month period ended April 30, 2010 . The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class C shares of $3,000 and $1,173, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND
SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $ 1,705
----------------------------------------------
Class A                                 11,804
----------------------------------------------
Class C                                  3,804
----------------------------------------------
Class I                                 40,142
----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $    35,576   1.1%
--------------------------------------------------
Class A                               29,575   0.0++
--------------------------------------------------
Class C                               29,500   0.2
--------------------------------------------------
Class I                           59,190,750  30.0
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $5,170.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                    $12,999,861
------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2010, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                               UNFUNDED    UNREALIZED
 BORROWER                    COMMITMENT  APPRECIATION
Aleris International, Inc.
  DIP Term Loan
  due 8/13/10                  $216,226        $4,793
-----------------------------------------------------
Total                          $216,226        $4,793
-----------------------------------------------------



This commitment is available until the maturity date of the security.


                                                   mainstayinvestments.com    33

NOTE 6--FOREIGN CURRENCY TRANSACTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of April 30, 2010, the Fund held the following foreign currency forward contracts:

                                                                    CONTRACT            CONTRACT        UNREALIZED
                                                                      AMOUNT              AMOUNT     APPRECIATION/
                                              COUNTERPARTY         PURCHASED                SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 5/13/10                JPMorgan Securities Inc.    EUR 20,000,000    USD   26,637,400        USD (7,534)
------------------------------------------------------------------------------------------------------------------
Foreign Currency Sale Contracts:
------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 5/13/10                     JPMorgan Chase Bank     USD10,699,765    JPY1,000,000,000            53,524
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 5/13/10                     JPMorgan Chase Bank        26,750,600    EUR   20,000,000           120,734
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 5/13/10                     JPMorgan Chase Bank         6,870,015    GBP    4,500,000           (14,996)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward
  contracts                                                                                            USD 151,728
------------------------------------------------------------------------------------------------------------------



As of April 30, 2010, the Fund held the following foreign currency:

                                                         CURRENCY          COST         VALUE
Euro                                                   EUR 10,902    USD 14,552    USD 14,515
---------------------------------------------------------------------------------------------
Pound Sterling (a)                                      GBP   (61)          (92)          (93)
---------------------------------------------------------------------------------------------
Total                                                                 USD14,460    USD 14,422
---------------------------------------------------------------------------------------------



(a) Currency was overdrawn as of April 30, 2010.

NOTE 7--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $102,904 and $57,058, respectively.


34    MainStay High Yield Opportunities Fund

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                        31,641  $    365,334
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      12,556       141,691
Shares redeemed                    (9,627)     (111,094)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                       34,570       395,931
Shares converted into
  Investor Class
  (See Note 1)                        864        10,190
Shares converted from
  Investor Class (See Note 1)      (2,969)      (33,641)
                               ------------------------
Net increase                       32,465  $    372,480
                               ========================
Year ended October 31, 2009:
Shares sold                       234,479  $  2,095,782
Shares issued to shareholders
  in reinvestment of
  dividends                        11,549       111,681
Shares redeemed                    (7,899)      (76,650)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      238,129     2,130,813
Shares converted into
  Investor Class (See Note 1)       3,572        29,326
Shares converted from
  Investor Class (See Note 1)      (4,322)      (44,606)
                               ------------------------
Net increase                      237,379  $  2,115,533
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     5,825,619  $ 67,618,220

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     206,033     2,355,189

Shares redeemed                  (545,600)   (6,269,334)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    5,486,052    63,704,075

Shares converted into Class A
  (See Note 1)                      2,959        33,641

Shares converted from Class A
  (See Note 1)                       (861)      (10,190)
                               ------------------------


Net increase                    5,488,150  $ 63,727,526
                               ========================


Year ended October 31, 2009:

Shares sold                     2,860,263  $ 27,451,661

Shares issued to shareholders
  in reinvestment of
  dividends                        76,276       753,401

Shares redeemed                  (347,791)   (3,328,751)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    2,588,748    24,876,311

Shares converted into Class A
  (See Note 1)                      4,311        44,606

Shares converted from Class A
  (See Note 1)                     (3,563)      (29,326)
                               ------------------------


Net increase                    2,589,496  $ 24,891,591
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     1,052,980  $ 12,208,875

Shares issued to shareholders
  in reinvestment of
  dividends and distributions      22,911       262,786

Shares redeemed                   (23,110)     (267,975)
                               ------------------------


Net increase                    1,052,781  $ 12,203,686
                               ========================


Year ended October 31, 2009:

Shares sold                       281,429  $  2,729,176

Shares issued to shareholders
  in reinvestment of
  dividends                         6,976        68,594

Shares redeemed                    (3,354)      (35,279)
                               ------------------------


Net increase                      285,051  $  2,762,491
                               ========================



 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     2,677,908  $ 31,080,522

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     499,957     5,672,868

Shares redeemed                (2,220,086)  (24,604,159)
                               ------------------------


Net increase                      957,779  $ 12,149,231
                               ========================


Year ended October 31, 2009:

Shares sold                     2,871,653  $ 24,342,458

Shares issued to shareholders
  in reinvestment of
  dividends                       870,938     7,892,959

Shares redeemed                (1,196,244)  (10,533,693)
                               ------------------------


Net increase                    2,546,347  $ 21,701,724
                               ========================




NOTE 11--OTHER MATTERS:

Lehman Brothers International (Europe) ("LBIE") was one of the Fund's trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. ("LBI") acted as the Fund's and LBIE's agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, which securities are held in an account with the Fund's custodian, State Street. As of April 30, 2010, these pledged securities had a market value of approximately $40.4 million.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008 and LBI entered into a liquidation under the Securities Investor Protection Act of 1970 ("SIPA") on September 19, 2008. Accordingly, the Fund's ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBIE with a market value as of April 30, 2010 of approximately $28.6 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. This may have an impact on the Fund's ability to fully implement its investment strategy. The Fund currently is pursuing efforts to return the borrowed securities and secure the release of collateral. However, the Fund cannot assure that these efforts will be successful.

The Fund is recording its obligations on short sales based on the Manager's belief that the Fund will ultimately settle

                                                   mainstayinvestments.com    35
those short sales at fair value on the date of settlement. Should the settlement amount of the open short positions be something other than the fair value on the date of the settlement, the value of this liability could be materially impacted.

On October 1, 2009, the Board of the Company approved the reorganization of the Fund into a "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Fund by a series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization for the Fund has been postponed until such time as the matters regarding the open short positions are resolved with LBI/LBIE. The Reorganization will not be subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 13--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


36    MainStay High Yield Opportunities Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     MYLIM-AO18326 MS121-10                                        MSHYR10-06/10
                                                                              C3

                                   FORM N-CSR

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

         Not applicable.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 6, 2010


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 6, 2010

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.